                                                                    Exhibit 99.1


Contact:
--------
Patricia A. Spinella, Investor Relations - 201-847-5453
Colleen T. White, Corporate Communications - 201-847-5369

                  BD ANNOUNCES RESULTS FOR FISCAL THIRD QUARTER

Franklin Lakes, NJ (July 22, 2004) - BD (Becton, Dickinson and Company) (NYSE:
BDX) today reported quarterly revenues of $1.258 billion for the fiscal third quarter ended June 30, 2004, representing an increase of 8 percent from the same period a year ago. At constant foreign exchange rates, revenues increased 5 percent. Revenue growth in all segments benefited from favorable foreign currency translation, particularly with respect to the Euro.

Diluted earnings per share and net income for the quarter were 41 cents and $109 million, respectively. As announced in our July 2, 2004 press release, third quarter results included a pre-tax charge of $100 million relating to the agreement with Retractable Technologies, Inc. to settle its lawsuit against BD. This charge reduced net income by $63 million and diluted earnings per share by 24 cents.

For the third quarter of fiscal 2003, reported diluted earnings per share and net income were 49 cents and $130 million, respectively. Included in these prior period results was a charge of $34 million related to the write-down of certain intangible assets and inventory in the BD Biosciences segment. This charge reduced diluted earnings per share by 8 cents and net income by $20 million. Excluding the charge of 8 cents, pro forma diluted earnings per share for the third quarter of fiscal 2003 were 57 cents.

 "These results reflect another solid quarter of revenue and earnings growth, fueled especially by sales of safety-engineered products and immunocytometry instruments and reagents, along with improved gross profit margins," stated Edward J. Ludwig, Chairman, President and Chief Executive Officer. "In addition, having settled the lawsuit, we can now concentrate all of our efforts on driving revenue growth through innovation focused on products that have a higher benefit to patients, healthcare workers and researchers."

Q3 Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $683 million, representing an increase of 5 percent over the prior year period. BD Medical revenues reflect the continued conversion in the U.S. to safety-engineered products, which had sales of $110 million, as compared with $101 million in the prior year's quarter. The BD Medical sales growth rate was constrained by comparison to a particularly strong quarter in fiscal 2003.

In the BD Diagnostics segment, worldwide revenues for the quarter were $374 million, representing an increase of 11 percent over the prior year period. Revenue growth of 12 percent in the Preanalytical Systems unit of the segment reflects the continued conversion in the U.S. to safety-engineered devices which had sales of $80 million, compared with $66 million in the prior year's quarter. Revenue growth of 9 percent in the Diagnostic Systems unit of the segment included solid worldwide sales of its molecular diagnostic platform, BD ProbeTec'TM' ET.

In the BD Biosciences segment, worldwide revenues for the quarter were $201 million, representing an increase of 12 percent over the prior year period. Instrument revenue growth was driven by sales of the recently launched BD FACSCanto'TM' and BD FACSArray'TM' analyzers and continued strong performance of the BD FACSAria'TM' cell sorter. Sales of flow cytometry reagents were also strong in both the clinical and the research markets.

Q3 Geographic Results

Third quarter revenues in the U.S. of $617 million represented an increase of 6 percent over the prior year period. Revenues outside the U.S. of $641 million represented an increase of 10 percent over the prior year period, or 4 percent at constant foreign exchange rates.

Nine-Month Results

For the nine-month period ended June 30, 2004, reported revenues were $3.728 billion, an 11 percent increase over the same period a year ago, or 6 percent at constant foreign exchange rates. Reported diluted earnings per share for the nine-month period were $1.51. Included in the nine-month results of fiscal 2004 was a first quarter charge of 11 cents related to certain actions taken in connection with our blood glucose monitoring products and a third quarter charge of 24 cents related to the previously mentioned litigation settlement. Excluding both these charges, pro forma diluted earnings per share for the nine-month period were $1.86. For the same nine-month period in fiscal 2003, reported diluted earnings per share were $1.46. Excluding the aforementioned charge of 8 cents related to the write-down of certain intangible assets and inventory in the BD Biosciences segment, pro forma diluted earnings per share for the nine-month period in fiscal 2003 were $1.54.

Fiscal 4Q 2004 Outlook

For the fourth quarter, the Company expects reported diluted earnings per share will increase about 10 percent.

Conference Call Information

A conference call regarding BD's third quarter results and its expectations for the fourth quarter will be broadcast live on BD's website www.bd.com/investors at 10:00 a.m. (ET) Thursday, July 22, 2004. A replay of the conference call will be available on the investors page of BD's website or at 1-866-419-5473 (domestic) and 1-203-369-0771 (international) through July 29, 2004.

This news release contains certain non-GAAP financial measures. A reconciliation of these and other measures to the comparable GAAP measures is included in the attached financial tables.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2003, BD reported total revenues of $4.528 billion.

                                       ***

This press release, including the section entitled "Fiscal 4Q 2004 Outlook," contains certain forward-looking statements (as defined under Federal securities laws) regarding BD's performance, including future revenues, products and income, or events or developments that BD expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; changes in interest or foreign currency exchange rates; changes in BD's sales volume and product mix; BD's ability to achieve its cost savings objectives; difficulties inherent in product development and delays in product introductions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in BD's ability to maintain favorable supplier arrangements and relationships; uncertainties of litigation; and changes in healthcare or other governmental regulation; issuance of new or revised accounting standards, as well as other factors discussed in this press release and in BD's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                                Three Months Ended June 30,
                                           2004            2003          % Change
-------------------------------------------------------------------------------------
REVENUES                                 $1,257,755      $1,165,369              7.9

Cost of products sold                       624,212         622,387              0.3
Selling and administrative                  338,052         308,475              9.6
Research and development                     60,800          60,042              1.3
Litigation settlement                       100,000               -               NM
-------------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                         1,123,064         990,904             13.3
-------------------------------------------------------------------------------------

OPERATING INCOME                            134,691         174,465            (22.8)

Interest expense, net                        (4,128)         (9,658)           (57.3)
Other expense, net                             (701)         (2,036)           (65.6)
-------------------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                           129,862         162,771            (20.2)

Income tax provision                         20,466          32,753            (37.5)
-------------------------------------------------------------------------------------

NET INCOME                               $  109,396      $  130,018            (15.9)
-------------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                               $     0.43      $     0.51            (15.7)
     Diluted                             $     0.41      $     0.49            (16.3)

-------------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                                  252,433         255,038
     Diluted                                264,336         265,088
-------------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
RECONCILIATION TO PRO FORMA AMOUNTS
Three Months Ended June 30,
(Unaudited)



                                                        2004
                                      ------------------------------------------
                                         As         Litigation        Excluding
                                      Reported      Settlement**        Charges
                                      ------------------------------------------

Diluted EPS                             $0.41          $0.24            $0.65



                                                       2003
                                      ------------------------------------------
                                         As          Non-cash        Excluding
                                      Reported       Charges***        Charges
                                      ------------------------------------------
Diluted EPS                             $0.49          $0.08            $0.57



** Relates to the fiscal 2004 charge associated with the settlement of litigation with Retractable Technologies, Inc.

*** Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.



BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Three Months Ended June 30,
(Unaudited; Amounts in thousands)



                                                      2004
                                     ------------------------------------------
                                        As         Litigation        Excluding
                                     Reported      Settlement**       Charges
                                     ------------------------------------------

Operating Income                     $134,691       $100,000         $234,691
   as a % of revenues                   10.7%                           18.7%

Net Income                            109,396         63,000          172,396
   as a % of revenues                    8.7%                           13.7%




                                                      2003
                                     ------------------------------------------
                                        As         Non-cash          Excluding
                                     Reported      Charges***         Charges
                                     ------------------------------------------

Gross Profit                         $542,982       $ 34,231         $577,213
   as a % of revenues                   46.6%                           49.5%

Operating Income                      174,465         34,231          208,696
   as a % of revenues                   15.0%                           17.9%

Net Income                            130,018         20,196          150,214
   as a % of revenues                   11.2%                           12.9%




** Relates to the fiscal 2004 charge associated with the settlement of litigation with Retractable Technologies, Inc.

*** Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                                 Nine Months Ended June 30,
                                           2004            2003          % Change
-------------------------------------------------------------------------------------
REVENUES                                 $3,727,809      $3,351,058             11.2

Cost of products sold                     1,903,145       1,750,854              8.7
Selling and administrative                1,006,300         891,454             12.9
Research and development                    184,007         179,921              2.3
Litigation settlement                       100,000               -               NM
-------------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                         3,193,452       2,822,229             13.2
-------------------------------------------------------------------------------------

OPERATING INCOME                            534,357         528,829              1.0

Interest expense, net                       (21,018)        (26,944)           (22.0)
Other (expense) income, net                  (3,865)         (3,799)             1.7
-------------------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                        509,474         498,086              2.3

Income tax provision                        109,516         112,390             (2.6)
-------------------------------------------------------------------------------------

NET INCOME                               $  399,958      $  385,696              3.7
-------------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                               $     1.58      $     1.51              4.6
     Diluted                             $     1.51      $     1.46              3.4

AVERAGE SHARES OUTSTANDING

     Basic                                  252,617         255,008
     Diluted                                264,008         263,995
-------------------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
RECONCILIATION TO PRO FORMA AMOUNTS
Nine Months Ended June 30,
(Unaudited)


                                                                2004
                                      ----------------------------------------------------------
                                          As             BGM         Litigation       Excluding
                                      Reported        Charges*       Settlement**      Charges
                                      ----------------------------------------------------------
Diluted EPS                             $1.51          $0.11            $0.24           $1.86



                                                          2003
                                      --------------------------------------------
                                            As           Non-cash        Excluding
                                         Reported       Charges***        Charges
                                      --------------------------------------------
Diluted EPS                             $1.46            $0.08             $1.54


*    Relates to the fiscal 2004 charge associated with blood glucose monitoring
     (BGM) products.

** Relates to the fiscal 2004 charge associated with the settlement of litigation with Retractable Technologies, Inc.

*** Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.


BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)


                                                             2004
                                   ----------------------------------------------------------
                                        As            BGM         Litigation       Excluding
                                     Reported       Charges*      Settlement**      Charges
                                   ----------------------------------------------------------
Gross Profit                       $1,824,664        $45,024        $      -       $1,869,688
   as a % of revenues                   48.9%                                           50.2%

Operating Income                      534,357         45,024          100,000         679,381
   as a % of revenues                   14.3%                                           18.2%

Net Income                            399,958         27,915           63,000         490,873
   as a % of revenues                   10.7%                                           13.2%


                                                          2003
                                         ------------------------------------------
                                            As           Non-cash        Excluding
                                         Reported       Charges***        Charges
                                         ------------------------------------------
Gross Profit                             $1,600,204         $34,231       $1,634,435
   as a % of revenues                         47.8%                            48.8%

Operating Income                            528,829          34,231          563,060
   as a % of revenues                         15.8%                            16.8%

Net Income                                  385,696          20,196          405,892
   as a % of revenues                         11.5%                            12.1%


*    Relates to the fiscal 2004 charge associated with blood glucose monitoring
     (BGM) products.

** Relates to the fiscal 2004 charge associated with the settlement of litigation with Retractable Technologies, Inc.

*** Relates to the fiscal 2003 write-down of certain intangible assets and inventory in the BD Biosciences segment.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)


                                                Three Months Ended June 30,
                                           2004            2003          % Change
                                      -----------------------------------------------
BD MEDICAL
   United States                         $  316,312      $  306,036              3.4
   International                            366,333         342,392              7.0
-------------------------------------------------------------------------------------
TOTAL                                    $  682,645      $  648,428              5.3
-------------------------------------------------------------------------------------

BD DIAGNOSTICS
   United States                         $  206,842      $  190,888              8.4
   International                            167,353         147,295             13.6
-------------------------------------------------------------------------------------
TOTAL                                    $  374,195      $  338,183             10.6
-------------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                         $   93,456      $   86,164              8.5
   International                            107,459          92,594             16.1
-------------------------------------------------------------------------------------
TOTAL                                    $  200,915      $  178,758             12.4
-------------------------------------------------------------------------------------

TOTAL REVENUES
   United States                         $  616,610      $  583,088              5.7
   International                            641,145         582,281             10.1
-------------------------------------------------------------------------------------
TOTAL                                    $1,257,755      $1,165,369              7.9
-------------------------------------------------------------------------------------


BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)


                                                 Nine Months Ended June 30,
                                           2004            2003           % Change
                                      -----------------------------------------------
BD MEDICAL
   United States                         $  940,747      $  895,256              5.1
   International                          1,051,407         926,628             13.5
-------------------------------------------------------------------------------------
TOTAL                                    $1,992,154      $1,821,884              9.3
-------------------------------------------------------------------------------------

BD DIAGNOSTICS
   United States                         $  631,178      $  588,626              7.2
   International                            526,837         438,011             20.3
-------------------------------------------------------------------------------------
TOTAL                                    $1,158,015      $1,026,637             12.8
-------------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                         $  255,802      $  234,046              9.3
   International                            321,838         268,491             19.9
-------------------------------------------------------------------------------------
TOTAL                                    $  577,640      $  502,537             14.9
-------------------------------------------------------------------------------------

TOTAL REVENUES
   United States                         $1,827,727      $1,717,928              6.4
   International                          1,900,082       1,633,130             16.3
-------------------------------------------------------------------------------------
TOTAL                                    $3,727,809      $3,351,058             11.2
-------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)


                                                      United States
                                      -----------------------------------------------
                                           2004            2003           % Change
                                      -----------------------------------------------
BD MEDICAL
   Medical Surgical Systems                $200,407        $190,831              5.0
   Diabetes Care                             85,693          81,329              5.4
   Pharmaceutical Systems                    24,382          28,029            (13.0)
   Ophthalmic Systems                         5,830           5,847             (0.3)
-------------------------------------------------------------------------------------
TOTAL                                      $316,312        $306,036              3.4
-------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                   $113,305        $102,869             10.1
   Diagnostic Systems                        93,537          88,019              6.3
-------------------------------------------------------------------------------------
TOTAL                                      $206,842        $190,888              8.4
-------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                       $ 26,353        $ 25,053              5.2
   Immunocytometry Systems                   39,871          34,960             14.0
   Clontech                                   8,076           8,091             (0.2)
   Pharmingen                                19,156          18,060              6.1
-------------------------------------------------------------------------------------
TOTAL                                      $ 93,456        $ 86,164              8.5
-------------------------------------------------------------------------------------

TOTAL UNITED STATES                        $616,610        $583,088              5.7
-------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)


                                                                   International
                                      --------------------------------------------------------------------------
                                                                                       % Change
                                                                       -----------------------------------------
                                           2004            2003           Reported     FX Neutral    FX Impact
                                      --------------------------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems                $188,824        $179,543              5.2           0.2          5.0
   Diabetes Care                             62,299          55,785             11.7           5.2          6.5
   Pharmaceutical Systems                   106,829          99,319              7.6           0.4          7.2
   Ophthalmic Systems                         8,381           7,745              8.2          (0.1)         8.3
----------------------------------------------------------------------------------------------------------------
TOTAL                                      $366,333        $342,392              7.0           1.0          5.9
----------------------------------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                   $ 88,640        $ 77,503             14.4           7.8          6.6
   Diagnostic Systems                        78,713          69,792             12.8           6.2          6.6
----------------------------------------------------------------------------------------------------------------
TOTAL                                      $167,353        $147,295             13.6           7.0          6.6
----------------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                       $ 21,397        $ 21,596             (0.9)         (7.4)         6.5
   Immunocytometry Systems                   62,237          49,121             26.7          20.0          6.7
   Clontech                                   6,858           7,720            (11.2)        (17.1)         5.9
   Pharmingen                                16,967          14,157             19.8          11.6          8.3
----------------------------------------------------------------------------------------------------------------
TOTAL                                      $107,459        $ 92,594             16.1           9.2          6.8
----------------------------------------------------------------------------------------------------------------

TOTAL INTERNATIONAL                        $641,145        $582,281             10.1           3.9          6.3
----------------------------------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Three Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)

                                                                           Total
                                      --------------------------------------------------------------------------
                                                                                       % Change
                                                                       -----------------------------------------
                                           2004            2003           Reported     FX Neutral    FX Impact
                                      --------------------------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems              $  389,231      $  370,374              5.1           2.7          2.4
   Diabetes Care                            147,992         137,114              7.9           5.3          2.6
   Pharmaceutical Systems                   131,211         127,348              3.0          (2.6)         5.6
   Ophthalmic Systems                        14,211          13,592              4.6          (0.2)         4.7
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $  682,645      $  648,428              5.3           2.1          3.1
----------------------------------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                 $  201,945      $  180,372             12.0           9.1          2.8
   Diagnostic Systems                       172,250         157,811              9.1           6.2          2.9
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $  374,195      $  338,183             10.6           7.8          2.9
----------------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                     $   47,750      $   46,649              2.4          (0.7)         3.0
   Immunocytometry Systems                  102,108          84,081             21.4          17.5          3.9
   Clontech                                  14,934          15,811             (5.5)         (8.5)         2.9
   Pharmingen                                36,123          32,217             12.1           8.5          3.6
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $  200,915      $  178,758             12.4           8.9          3.5
----------------------------------------------------------------------------------------------------------------

TOTAL REVENUES                           $1,257,755      $1,165,369              7.9           4.8          3.1
----------------------------------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)


                                                       United States
                                      -----------------------------------------------
                                           2004            2003           % Change
                                      -----------------------------------------------
BD MEDICAL
   Medical Surgical Systems              $  595,344      $  564,313              5.5
   Diabetes Care                            249,272         240,483              3.7
   Pharmaceutical Systems                    79,013          72,351              9.2
   Ophthalmic Systems                        17,118          18,109             (5.5)
-------------------------------------------------------------------------------------
TOTAL                                    $  940,747      $  895,256              5.1
-------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                 $  329,396      $  306,850              7.3
   Diagnostic Systems                       301,782         281,776              7.1
-------------------------------------------------------------------------------------
TOTAL                                    $  631,178      $  588,626              7.2
-------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                     $   74,233      $   71,399              4.0
   Immunocytometry Systems                  104,768          87,300             20.0
   Clontech                                  23,163          24,353             (4.9)
   Pharmingen                                53,638          50,994              5.2
-------------------------------------------------------------------------------------
TOTAL                                    $  255,802      $  234,046              9.3
-------------------------------------------------------------------------------------

TOTAL UNITED STATES                      $1,827,727      $1,717,928              6.4
-------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)


                                                                   International
                                      --------------------------------------------------------------------------
                                                                                        % Change
                                                                       -----------------------------------------
                                           2004            2003           Reported     FX Neutral    FX Impact
                                      --------------------------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems              $  552,210      $  492,978             12.0           2.6          9.4
   Diabetes Care                            181,814         150,008             21.2           9.0         12.2
   Pharmaceutical Systems                   292,773         262,048             11.7          (0.8)        12.5
   Ophthalmic Systems                        24,610          21,594             14.0           2.5         11.5
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $1,051,407      $  926,628             13.5           2.7         10.8
----------------------------------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                 $  253,472      $  216,782             16.9           5.5         11.4
   Diagnostic Systems                       273,365         221,229             23.6          12.5         11.0
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $  526,837      $  438,011             20.3           9.1         11.2
----------------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                     $   66,953      $   60,511             10.6          (0.2)        10.8
   Immunocytometry Systems                  183,047         144,313             26.8          15.6         11.3
   Clontech                                  22,911          24,501             (6.5)        (15.5)         9.0
   Pharmingen                                48,927          39,166             24.9          11.7         13.2
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $  321,838      $  268,491             19.9           8.6         11.3
----------------------------------------------------------------------------------------------------------------

TOTAL INTERNATIONAL                      $1,900,082      $1,633,130             16.3           5.4         11.0
----------------------------------------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND UNITS
Nine Months Ended June 30, (continued)
(Unaudited; Amounts in thousands)


                                                                           Total
                                      --------------------------------------------------------------------------
                                                                                       % Change
                                                                       -----------------------------------------
                                           2004            2003           Reported     FX Neutral    FX Impact
                                      --------------------------------------------------------------------------
BD MEDICAL
   Medical Surgical Systems              $1,147,554      $1,057,291              8.5           4.1          4.4
   Diabetes Care                            431,086         390,491             10.4           5.7          4.7
   Pharmaceutical Systems                   371,786         334,399             11.2           1.4          9.8
   Ophthalmic Systems                        41,728          39,703              5.1          (1.1)         6.2
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $1,992,154      $1,821,884              9.3           3.9          5.5
----------------------------------------------------------------------------------------------------------------

BD DIAGNOSTICS
   Preanalytical Systems                 $  582,868      $  523,632             11.3           6.6          4.7
   Diagnostic Systems                       575,147         503,005             14.3           9.5          4.9
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $1,158,015      $1,026,637             12.8           8.0          4.8
----------------------------------------------------------------------------------------------------------------

BD BIOSCIENCES
   Discovery Labware                     $  141,186      $  131,910              7.0           2.1          5.0
   Immunocytometry Systems                  287,815         231,613             24.3          17.2          7.0
   Clontech                                  46,074          48,854             (5.7)        (10.2)         4.5
   Pharmingen                               102,565          90,160             13.8           8.0          5.7
----------------------------------------------------------------------------------------------------------------
TOTAL                                    $  577,640      $  502,537             14.9           8.9          6.0
----------------------------------------------------------------------------------------------------------------

TOTAL REVENUES                           $3,727,809      $3,351,058             11.2           5.9          5.3
----------------------------------------------------------------------------------------------------------------



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